Exhibit 10.16

THIS CONVERTIBLE PROMISSORY NOTE AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER SAID ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

CONVERTIBLE PROMISSORY NOTE

$750,000	September 16, 2022

For value received ONE WORLD PRODUCTS, INC., a Nevada corporation (the “Company”) promises to pay to the order of Dr. John McCabe (“Holder”) the principal sum of SEVEN HUNDRED FIFTY THOUSAND DOLLARS (750,000.00), with interest on the outstanding principal amount at the rate of eight percent (8%) per annum, on September 16, 2024 (the Maturity Date”). Interest shall commence with the date hereof and shall accrue on the outstanding principal amount until paid in full or this Note has been converted as provided below. Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed.

1. All payments of interest and principal shall be in lawful money of the United States of America. All payments shall be applied first to accrued interest, and thereafter to principal.

2. (a) The outstanding principal balance of this Note, together with any accrued and unpaid interest thereon, or any portion thereof, may, at the option of the Holder, be converted into shares of the Series B Preferred Stock of the Company (“Series B Stock”) at any time at a price per share of Series B Stock of $15.00, as equitably adjusted for any stock split or stock dividends effected after the date hereof (the “Conversion Price”).

(b) In case of any reorganization, consolidation or merger involving the Company prior to the Maturity Date, in which the stockholders of the Company receive securities of another entity (including any parent company of the company with which the Company merges or is merged into) (the “Successor Issuer”) in exchange for their shares of Series B Stock, the Successor Issuer shall assume the obligations of the Company under this Note, and this Note shall thereafter be convertible into such securities of the Successor Issuer as the Holder would have been entitled to receive upon consummation of such reorganization, consolidation or merger, if the Holder had converted all of the principal and interest outstanding under this Note immediately prior thereto at the Conversion Price.

(c) Before the Holder shall be entitled to convert this Note pursuant to this Section 2, the Holder shall give written notice to the Company in the form of Annex A hereto at the Company’s principal corporate office, by email, facsimile or otherwise of the election to convert the same and shall state therein the name or names in which the shares of Series B Stock are to be issued. The Company shall, as soon as practicable thereafter, issue and deliver to Holder or to the nominee or nominees of Holder, a certificate or certificates for the Series B Stock to which the Holder shall be entitled as aforesaid. Conversion shall be deemed to have been effected on the date when delivery of notice of an election to convert. All Series B Stock which may be issued upon conversion of the Note will, upon issuance, be duly issued, fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issuance thereof.

3. This Note may be prepaid at any time without the consent of the Holder.

4. The Company shall pay all reasonable attorneys’ fees and court costs incurred by the Holder in enforcing and collecting this Note.

5. The Company hereby waives demand, notice, presentment, protest and notice of dishonor.

6. This Note shall be governed by and construed under the laws of the State of Nevada, as applied to agreements among Nevada residents, made and to be performed entirely within the State of Nevada, without giving effect to conflicts of laws principles.

7. This Note may be transferred only upon its surrender to the Company for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company. Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like principal amount and interest shall be issued to, and registered in the name of, the transferee. Interest and principal shall be paid solely to the registered holder of this Note. Such payment shall constitute full discharge of the Company’s obligation to pay such interest and principal.

ONE WORLD PRODUCTS, INC.

By:	/s/ Isiah L. Thomas, III
Name:	Isiah L. Thomas, III
Title:	Chief Executive Officer

INVESTOR

By:	/s/ Dr. John McCabe
Name:	Dr. John McCabe

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ANNEX A

CONVERSION NOTICE

The undersigned hereby elects to convert principal and/or interest under the Convertible Promissory Note, issued as of September 16, 2022 (the “Note”) of One World Products, Inc., a Nevada corporation (the “Company”), into shares of Series B Preferred Stock (the “Series B Stock”), of the Company according to the conditions hereof and the Note, as of the date written below. If shares of Series B Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

Date to Effect Conversion: ________________________________________

Principal Amount of Note to be Converted: __________________________

Amount of Interest of Note to be Converted: __________________________

Number of shares of Series B Stock to be issued:

 _____________________________________________________________

Signature: _____________________________________________________

Name: ________________________________________________________

Address for Delivery of Stock Certificates:

 _____________________________________________________________

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